SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 1999

                         ROYAL GOLD, INC.
      (exact name of registrant as specified in its charter)


Delaware                   0-5664               84-0835164
(State of                (Commission          (IRS Employer
incorporation)             File Number)       Identification No.)

     1660 Wynkoop Street, Suite 1000, Denver, CO  80202-1132
     (Address of principal executive offices)      (Zip Code)

 Registrant's telephone number, including area code: 303-573-1660



                                   1



          Item 5.   Other Events

          On September 2, 1999, Royal Gold, Inc. (the "Registrant") purchased approximately one-half of a group of overriding royalty interests (the "Royalty") on mineral production from some 6,000 acres of contiguous lands in Lander County, Nevada that are presently encompassed by a total of 348 unpatented mining claims (the "Subject Property"). The Royalty purchase price was $8,075,000.

          The Subject Property encompasses the Pipeline gold mine and the South Pipeline gold deposit, over which the registrant currently owns sliding-scale gross smelter return royalties, which are described in the registrant's Current Report on Form 8-K dated April 12, 1999.

          All of the lands to which the Royalty relates are currently owned or held under lease by The Cortez Joint Venture
     ("Cortez"), a Nevada joint venture that is owned as to 60% by Placer Cortez Inc., a subsidiary of Placer Dome Inc., and as to 40% by Kennecott Explorations (Australia) Ltd., a subsidiary of Rio Tinto.

          The registrant purchased the Royalty from ten of thirteen individuals who are collectively referred to as the "Idaho Group"; each member of the Idaho Group owns a separate undivided interest, ranging from 1.66% to 31.50% of the whole, in an overriding royalty interest that may be summarized as follows:

                    (i) one percent (1.0%) of the gross value of all mineral production from lands encompassed by 50 designated and unpatented mining claims situated in Lander County (the
          "Pipeline claims"), until a total of 3.7 million troy ounces of gold has been produced from such lands, and, thereafter, one and one-half percent (1.5%) of the gross value of any subsequent mineral production from such lands, or any part thereof; and

                    (ii) one and one-half percent (1.5%) of the gross value of all mineral production from any lands encompassed by designated patented and unpatented mining claims situated within a 600-square-mile Area of Interest that includes portions of Lander and Eureka Counties; which Area of Interest includes the Pipeline claims, but is exclusive of the Pipeline claims for the purpose of calculating royalties.

          The Idaho Group's overriding royalty interest does not involve any guaranteed or minimum annual payments; it is perpetual;
     and it has associated with it certain extraordinary rights for the benefit of the royalty holder, relating to the form and calculation of mineral production payments, the royalty holder's continuing right to receive all material information regarding Cortez' exploration and mining operations, and the royalty holder's right to require, for a period expiring in 2083, that Cortez offer to quitclaim to the royalty holder any portion of the underlying property, if, as and when Cortez determines to abandon such property. Cortez also has certain extraordinary rights relating to the overriding royalty interests, including in particular a right of first refusal to purchase, at a defined premium, such portion of the Idaho
     Group's royalty interest as the Idaho Group (or any member thereof) may determine to sell.

          The Royalty purchase evolved from a process of negotiation between the registrant and a designated member of the Idaho Group. The registrant's offer to purchase was made in the form of a letter, dated July 22, 1999, by which the registrant unconditionally offered to purchase, effective for Production (as defined in the Idaho Group's royalty instruments) that is accounted for from and after September 1, 1999, up to fifty percent (50%) of the Idaho Group's aggregate overriding royalty interest with respect to those lands that are encompassed by the same 348 unpatented mining claims in Lander County over which the registrant already holds certain gross mineral royalty interests. Registrant offered to acquire the Royalty for cash, on the basis of $170,000 per percentage point of Royalty agreed to be sold.

          The principle followed by the registrant in determining the consideration to be offered for the Royalty was the registrant's estimation of the net present value of the discounted cash flows that registrant believes will be paid in respect of the Royalty, at an assumed constant gold price of $260 per ounce, with respect to some 8.3 million contained ounces of proven and probable gold reserves that Cortez estimated are within the Subject Property. (The described gold reserve estimation was effective as of June 30, 1999.) Cortez has also advised the registrant that during calendar 1999, it expects to produce approximately 1.3 million troy ounces of gold from Pipeline, and that during each of calendar 2000 and 2001 it expects to produce at least 850,000 troy ounces of gold from Pipeline.

          On the basis of Cortez' estimates of production from Pipeline during the period 1999 - 2001, and on the assumption that the entirety of the Royalty will be paid at the lesser Pipeline rate (i.e., 1.0% of the gross value of production), the registrant estimates that the Royalty will generate some $1.1 million per year in annualized revenues for the benefit of the registrant, during such period. The foregoing projection of registrant's revenue stream is subject to various risks and uncertainties that are beyond the ability of registrant, or of Cortez, to anticipate or control. Such risks and uncertainties include abrupt changes in the gold price, unanticipated geological, operating or environmental problems at Pipeline, and unforeseen delays or problems with respect to local, state or federal permitting or other regulatory decisions. No reader of this Current Report on Form 8-K should place undue reliance on registrant's foregoing projection of revenues, and registrant disclaims any obligation to update or revise such projection, at any time.

          Of the 8.3 million contained ounces of gold included within Cortez' estimated reserves, approximately 3.7 million ounces are located within the plan of operations boundary for the Pipeline mine. Pipeline is an open-pit gold mining operation that commenced production in March 1997 and which has, through June 30, 1999, produced approximately 1.9 million ounces of gold. The remaining 4.6 million contained ounces of gold reserves are located within the plan of operations boundary for the proposed South Pipeline expansion of the Pipeline complex. The South Pipeline expansion of the Pipeline complex is currently under review by the Bureau of Land Management
     (BLM), which has outstanding a draft Environmental Impact Statement relating to the expansion proposal. Cortez expects that the BLM will issue a record of decision with respect to the expansion proposal during the last quarter of 1999.

          Ten of the thirteen members of the Idaho Group accepted the registrant's offer, by a writing dated July 26, 1999. Each of such ten members of the Idaho Group accepted the offer as to fifty percent (50%) of such member's ownership of the overriding royalty affecting the Subject Property, with the consequence that the aggregate acceptance of registrant's offer was for forty-seven and one-half percent (47.5%) of the Idaho Group's aggregate overriding royalty interest as to the Subject Property. Cortez was notified by the Idaho Group of the terms of registrant's offer, and of the Idaho Group's partial acceptance, and on August 20, 1999, Cortez notified the Idaho Group that it would not be exercising its right of first refusal with respect to its possible purchase of the Royalty.

          There is no material relationship between any member of the Idaho Group and the registrant (or between any member of the Idaho Group and any affiliate of the registrant).

          The Royalty purchase closed on September 2, 1999.

          The source of funds for the Royalty purchase was the registrant's cash on hand.

          The asset acquired by registrant is an overriding royalty interest in specified lands, and in mineral production therefrom. The registrant intends to employ such asset, and the proceeds therefrom, in the regular and ordinary course of the registrant's business.

          Item 7.   Financial Statements and Exhibits

     (c) Offer letter of registrant dated July 22, 1999, as executed by 10 of 13 members of the Idaho Group on July 26, 1999.
__________________

Cautionary Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: With the exception of historical matters, the matters discussed in this Report on Form 8-K are forward-looking statements that involve risks and uncertainties that could cause actual events to differ materially from projections contained herein. Such forward-looking statements include statements regarding future cash flows and revenues, the timing and amount of future production by Cortez at Pipeline, and estimations by Cortez of mineralization and reserves at Pipeline and South Pipeline. Factors that could cause actual results to differ materially include, among others, various decisions and activities of Cortez, unanticipated grade, geological, metallurgical, processing or other problems at Cortez's Pipeline or South Pipeline properties, changes in project parameters as plans are refined by Cortez with respect to Pipeline and South Pipeline, the timing of the receipt of federal, state and local government permits for South Pipeline, results of current or planned exploration activities, environmental assessments, costs and risks, and changes in the gold price, as well as other factors. Most of these factors are entirely beyond the registrant's ability to predict, influence or control. These and other described risks are also discussed in greater detail in the registrant's Reports on Forms 10-K and 10-Q that have been filed with the SEC. The registrant disclaims any obligation to update any forward-looking statement made herein. Readers of this Current Report on Form 8-K are cautioned not to put undue reliance on forward-looking statements.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      ROYAL GOLD, INC.
                                      (Registrant)

Date: September 2, 1999                  By: /s/
                                         Stanley Dempsey
                                         Chairman

                           ATTACHMENT A



July 22, 1999


Mr. William L. Wilson
c/o Idaho Resources Corporation
Post Office Box 2183
Grand Junction, CO  81502-2183


    Re: Firm Offer to Purchase Royalty Interests of "Idaho Group"

Dear Bill:

This letter will serve as a written memorandum of the offer of Royal Gold, Inc. ("Royal Gold"), to purchase certain mining interests from individuals, identified on Attachment 1 hereto, comprising the successors in interest to Idaho Mining Corporation, a dissolved Nevada Corporation, which individuals are referred to herein as the "Idaho Group".

    1. The royalty interests of the Idaho Group are set forth in the conveyances, assignments and agreements which are described below in subparagraphs (1) through (5), inclusive, as modified by Clarification Agreement described in subparagraph
(6). The recordation data specified in those subparagraphs refer to the Official Records in the office of the Recorder of Lander County, Nevada or, as the case may require, in the Official Records in the office of the Recorder of Eureka County, Nevada.

              (1) Special Warranty Deed Conveying Overriding Royalty Interest dated June 30, 1993, recorded in Book 396, commencing at Page 23 in Lander County and Book 248, commencing at Page 284 in Eureka County, as corrected by Correction Special Warranty Deed Conveying Overriding Royalty Interest dated August 9, 1993, recorded in Book 400, commencing at Page 328 in Lander County, and in Book 253, commencing at Page 405 in Eureka County.

              (2) Special Warranty Deed and Bill of Sale dated June 30, 1993, recorded in Book 396, commencing at Page 160 in Lander County, and in Book 248, commencing at Page 422 in Eureka County, as corrected by Correction Special Warranty Deed and Bill of Sale dated August 9, 1993, recorded in
     Book 400, commencing at Page 599 in Lander County, and in
     Book 254, commencing at Page 142 in Eureka County.

              (3) Special Warranty Deed Conveying Interest in Overriding Royalty dated June 30, 1993, recorded in Book 396, commencing at Page 276 in Lander County, and in Book 249, commencing at Page 1 in Eureka County, as corrected by Correction Special Warranty Deed Conveying Interest In Overriding Royalty dated August 9, 1993, recorded in Book 400, commencing at Page 458 in Lander County, and in Book 254, commencing at Page 001 of the Official Records of Eureka County.

              (4) Memorandum of Surviving Provisions of the Exchange Agreement dated June 30, 1993, recorded in Book 396, commencing at Page 151 in Lander County, and in Book 248, commencing at Page 412 in Eureka County, as corrected by Corrected Memorandum of Surviving Provisions of Exchange
     Agreement dated August 9, 1993, recorded in Book 400, commencing at Page 589 in Lander County, and in Book 254, commencing at Page 132 in Eureka County.

              (5) Exchange Agreement dated June 30, 1993 as amended by First Amendment of Exchange Agreement dated August 9,
     1993, memoranda of which are recorded as set forth in subparagraph (4) above.

              (6) Clarification Agreement between the Cortez Joint Venture, Cortez Gold Mines, Placer Dome U.S. Inc.,
     Kennecott Exploration (Australia), Ltd., Idaho Resources Corporation and the Idaho Group of royalty holders. This document is dated August 11, 1995 and is recorded in Book 421, commencing at Page 205 in Lander County, and in Book 287, commencing at Page 552, in Eureka County.

    Royal Gold acknowledges receipt of copies of the documents referred to in subparagraphs (1) through (6), above. The rights and interests of the Idaho Group under the above documents are referred to herein as the "Idaho Group's Royalty Interests".

     The Idaho Group's Royalty Interests attach and pertain to mining claims and properties, among others, upon which the "Pipeline and South Pipeline Mines" are situated, in Lander County, Nevada, presently operated by Cortez Joint Venture and/or Cortez Gold Mines (collectively, "Cortez"). Royal Gold also owns mineral interests in the properties upon which those mines are situated. Royal Gold is desirous of increasing those mineral interests by acquiring a part of the Idaho Group's Royalty Interests insofar, but only insofar as those interests attach or pertain to the area presently covered and occupied by the mining claims described on Exhibits "A" and "B" hereto, and such part is hereinafter referred to as the "Subject Royalty Interests". The individuals presently comprising the Idaho Group, and the respective percentages of royalty ownership interests of each in the Subject Royalty Interests are specified on Attachment 1, annexed to this letter.

In view of the foregoing recitals, Royal Gold hereby makes a firm offer (the "Offer") to the Idaho Group to purchase up to fifty percent (50%) of the Subject Royalty Interests in accordance with the terms and conditions expressed in this letter.

    2. The purchase and sale contemplated by the Offer shall be subject to the following terms and conditions:

     A. The purchase price to be paid for the Subject Royalty Interests shall be $8,500,000.00 if the Offer is accepted by the owners thereof (or some of them) for the sale of an aggregate undivided fifty percent (50%) interest in the Subject Royalty Interests. If the aggregate of the undivided interests in the Subject Royalty Interests accepted for sale by the Idaho Group (or some of them) is less than fifty percent (50%) then the purchase price shall be calculated by multiplying the aggregate percentage of the Subject Royalty Interests accepted for sale by the Idaho Group multiplied by One Hundred Seventy Thousand Dollars ($170,000.00) For example: If the aggregate percentage of interest which the Idaho Group accepts to sell were 33.25% of the Subject Royalty Interests, then the purchase price would be
33.25 x $170,000 = $5,652,500.  If the Offer is accepted, the purchase price shall be divided between and paid directly to each of the individual members of the Idaho Group, in proportion as the individual percentage accepted for sale bears to the aggregate of the percentage accepted for sale by the Idaho Group.

     B. Royal Gold acknowledges that it has economic interests in the Pipeline and South Pipeline Mines and in the claims designated in Exhibits "A" and "B" hereto. Royal Gold has made its own independent studies and evaluations of the factors relevant to the economic worth of the Subject Royalty Interests and has conducted "due diligence" work which it deems necessary or desirable in order to make the Offer. In making the Offer, Royal Gold has relied on the studies and work performed by it and not upon any representations of the Idaho Group or any of its members or representatives.

     C. Royal Gold understands that promptly following receipt, this letter containing the Offer will be circulated to the members of the Idaho Group with requests that responses to the Offer, specifying the percentages which each member is willing to sell, be made as soon as practical. Royal Gold also understands that copies of the responses will be sent by facsimile transmission to Royal Gold within 10 business days following the receipt of this letter by William L. Wilson. At the same date that the copies of the responses are sent to Royal Gold, the

Idaho Group will notify Placer Dome U.S. Inc., Cortez Joint Venture and Cortez Gold Mines, (collectively the "Cortez Group", which hold a right of first refusal for sale of the Subject Royalty Interests by the Idaho Group) of the Offer and acceptances made thereto. The Cortez Group has a period of 30 days after notification to elect to exercise the right. If the Cortez Group fails to exercise that right within the 30 day period, a closing of the transaction contemplated by this letter shall be held.

     D. The closing of the purchase of the specified Subject Royalty Interests (the "Closing") shall take place in Grand Junction, Colorado, or at such other location as may be agreeable to Royal Gold and the selling members of the Idaho Group. The parties shall apply their best efforts to close on or before September 1, 1999. At the Closing, each of the members of the Idaho Group who have accepted Royal Gold's Offer shall be obliged to execute and deliver, in recordable form, special warranty deeds and assignments to Royal Gold of the Subject Royalty Interests which are being sold, in exchange for the delivery by Royal Gold of cashier's checks made out to each of the members who have agreed to sell all or portions of their respective interests in the Subject Royalty Interests, in the appropriate amount, or in exchange for electronic transmittal to the selling member(s)' designated account, of the appropriate amount(s) of immediately available funds. The warranties contained in such special warranty deeds and/or assignments shall be made severally by each of the members electing to sell individually, and not jointly as a group.

     E. If the purchase of the Subject Royalty Interests closes as contemplated herein, the sale shall be effective as relates to and concerns Production from the Pipeline and South Pipeline Mines from September 1, 1999, and the selling members of the Idaho Group shall be entitled to receive payment for all
Production which occurred prior to that date.   Royal Gold will
be entitled to receive payment for the portions of the royalty purchased, for all Production after September 1, 1999. We understand the basis for settlements is governed by the documents specified in subparagraphs (1) through (5) above, and that royalty payment for the month of September, 1999 Production, and for succeeding months, is due by the last day of the month following the month in which Bullion is recovered from Production. The terms "Production" and "Bullion" are defined in the aforementioned documents described in subparagraphs (1) through (5) above, and those definitions are adopted for relevant purposes of this Offer.

     F. We further understand that the Idaho Group, by virtue of the documents described in subparagraphs (1) through (6) above, own royalty interests in properties other than those comprising the Subject Royalty Interests, which properties are owned or controlled by Cortez Gold Mines and/or its joint venture partners, and that this Offer to purchase royalties will only apply to the 348 mining claims described in Exhibits A and B of that instrument recorded at Book 464, commencing at Page 549 of the official records of Lander County Nevada, copies of which Exhibits A and B are attached hereto and incorporated herein by reference. The purchase contemplated herein will also apply to any relocations, amendments or patents of the 348 mining claims described in such Exhibits A and B. A map, for illustrative purposes only, is attached as Exhibit C.

     G. Set forth on Attachment 1 are the names and respective percentage ownership interests of each of the members of the Idaho Group. There is a space provided in which each such member may specify the portion (if any) of such member's Subject Royalty Interest in respect to which the member accepts the Offer to purchase.

     H. If the Cortez Group, as holder of the right of first refusal specified in Section 2.C.
above, elects to exercise that right and acquire the interests contemplated to be purchased by Royal Gold, then this Offer shall be considered null and void; however, to compensate Royal Gold for its efforts to purchase these interests, any premiums which are paid to the selling members of the Idaho Group by the Cortez Group (limited to a maximum of $250,000 under terms of its first right of refusal) shall be paid instead to Royal Gold. The Idaho Group makes no representations as to the amount of such premium which might be payable under such circumstances.


Sincerely,

     /SS/
Peter B. Babin
President



 Attached:  Attachment 1
 Exhibits "A", "B", "C"

                                 ATTACHMENT 1


Each of the below-named members of the Idaho Group, by their signatures, and by their written indication of the "Specified Percentage Interest hereby accepted," hereby accepts Royal Gold's Offer to purchase the Specified Percentage Interest set forth in the last column of this Attachment 1, subject to the terms and conditions set forth in the attached letter.

Idaho Group                    Member's Current      Specified Percentage
Member                    Subject Royalty Interest   Interest hereby
                                                     accepted

__________/S/ ________            31.50%             _______50%___
JoAnn Wreisner Curtis as
Trustee of the JoAnn Wreisner
Curtis 1988 Trust, as Amended
December 11, 1996.


_________/S/___________           15.75%             ________50%__
Joan B. Wilson


________/S/____________           15.75%             ________50%__
W.L. Wilson


_______/S/_____________           15.00%             ________50%__
H.B. Sprenger II, Trustee
of the By Sprenger, Sr.
Family Trust


_______/S/_____________            7.00%            _______50%___
William G. Waldeck


______/S/______________          1.6667%             _____50%_____
Deborah Kay Baratta


______/S/______________          1.6667%             _____50%_____
Susan Lee Matteoni


_____/S/_______________          1.6667%             _____50%_____
Timothy King Wilson


______/S/______________          1.6667%             _____50%_____
Gregory Arthur Wilson


______/S/_____________           3.3333%             _____50%_____
William Brent Wilson


                                     -1-


"EXHIBIT A" TO SPECIAL WARRANTY DEED CONVEYING AN INTEREST IN OVERRIDING ROYALTY, CONCERNING UNPATENTED MINING CLAIMS LOCATED IN TOWNSHIP 27 NORTH, RANGE 47 EAST, AND TOWNSHIP 28 NORTH, RANGE 47 EAST, MDB&M, LANDER COUNTY, NEVADA. CLAIM RECORDING INFORMATION REFERS
TO THE OFFICIAL RECORDS OF THE RECORDER OF LANDER COUNTY, NEVADA.


CLAIM NAME     CLAIM RECORDING INFORMATION        BLM SERIAL NO.
Gas # 25A          Book 390  Page  084              NMC 671367
Gas # 26           Book 287  Page  242              NMC 403033
Gas # 27           Book 287  Page  243              NMC 403034
Gas # 28           Book 287  Page  244              NMC 403035
Gas # 29           Book 287  Page  245              NMC 403036
Gas # 30           Book 287  Page  246              NMC 403037
Gas # 41A          Book 390  Page  085              NMC 671368
Gas # 42           Book 287  Page  258              NMC 403049
Gas # 43           Book 287  Page  259              NMC 403050
Gas # 44           Book 287  Page  260              NMC 403051
Gas # 55A          Book 390  Page  086              NMC 671369
Gas # 56           Book 287  Page  272              NMC 403063
Gas # 57           Book 287  Page  273              NMC 403064
Gas # 58           Book 287  Page  274              NMC 403065
Gas # 69A          Book 390  Page  087              NMC 671370
Gas # 70           Book 287  Page  286              NMC 403077
Gas # 72A          Book 390  Page  088              NMC 671371
Gas # 74A          Book 390  Page  089              NMC 671372
Gas # 77A          Book 390  Page  090              NMC 671373
Gas # 79A          Book 390  Page  091              NMC 671374
Gas # 81A          Book 390  Page  092              NMC 671375
Gas # 82           Book 287  Page  298              NMC 403089
Gas # 83           Book 287  Page  299              NMC 403090
Gas # 84           Book 287  Page  300              NMC 403091
Gas # 85           Book 287  Page  301              NMC 403092
Gas # 86           Book 287  Page  302              NMC 403093
Gas # 87           Book 287  Page  303              NMC 403094
Gas # 88           Book 287  Page  304              NMC 403095
Gas # 89           Book 287  Page  305              NMC 403096
Gas # 90           Book 287  Page  306              NMC 403097
Gas # 91           Book 287  Page  307              NMC 403098
Gas # 92           Book 287  Page  308              NMC 403099
Gas # 93           Book 287  Page  309              NMC 403100
Gas # 94           Book 287  Page  310              NMC 403101
Gas # 95           Book 287  Page  311              NMC 403102
Gas # 96           Book 287  Page  312              NMC 403103
Gas # 97           Book 287  Page  313              NMC 403104
Gas # 98           Book 287  Page  314              NMC 403105
Gas # 99           Book 287  Page  315              NMC 403106
Gas #100           Book 287  Page  316              NMC 403107
Gas #101           Book 287  Page  317              NMC 403108
Gas #102           Book 289  Page  297              NMC 410529
Gas #103           Book 289  Page  298              NMC 410530
Gas #104           Book 289  Page  299              NMC 410531
Gas #105           Book 289  Page  300              NMC 410532
Gas #106           Book 289  Page  301              NMC 410533
Gas #107           Book 289  Page  302              NMC 410534
Gas #108           Book 289  Page  303              NMC 410535
Gas #109           Book 289  Page  304              NMC 410536
Gas #110           Book 289  Page  305              NMC 410537
Gas #111           Book 289  Page  306              NMC 410538
Gas #112           Book 289  Page  307              NMC 410539
Gas #113A          Book 390  Page  093              NMC 671376
Gas #114           Book 289  Page  309              NMC 410541
Gas #115           Book 289  Page  310              NMC 410542
Gas #116           Book 289  Page  311              NMC 410543
Gas #117           Book 289  Page  312              NMC 410544
Gas #118           Book 289  Page  313              NMC 410545
Gas #119           Book 289  Page  314              NMC 410546
Gas #120           Book 289  Page  315              NMC 410547
Gas #121           Book 289  Page  316              NMC 410548
Gas #122           Book 289  Page  317              NMC 410549
Gas #123           Book 289  Page  318              NMC 410550
Gas #124           Book 289  Page  319              NMC 410551
Gas #125           Book 289  Page  320              NMC 410552
Gas #126           Book 289  Page  321              NMC 410553
Gas #127           Book 289  Page  322              NMC 410554
Gas #128           Book 289  Page  323              NMC 410555
Gas #129           Book 289  Page  324              NMC 410556
Gas #130           Book 289  Page  325              NMC 410557
Gas #131           Book 297  Page  002              NMC 429207
Gas #132           Book 297  Page  003              NMC 429208
Gas #133           Book 297  Page  004              NMC 429209
Gas #134           Book 297  Page  005              NMC 429210
Gas #135           Book 297  Page  006              NMC 429211
Gas #136           Book 297  Page  007              NMC 429212
Gas #137           Book 297  Page  008              NMC 429213
Gas #138           Book 297  Page  009              NMC 429214
Gas #139           Book 297  Page  010              NMC 429215
Gas #140           Book 297  Page  011              NMC 429216
Gas #141           Book 297  Page  012              NMC 429217
Gas #142           Book 297  Page  013              NMC 429218
Gas #143           Book 297  Page  014              NMC 429219
Gas #144           Book 297  Page  015              NMC 429220
Gas #145           Book 297  Page  016              NMC 429221
Gas #146           Book 297  Page  017              NMC 429222
Gas #147           Book 297  Page  018              NMC 429223
Gas #148           Book 297  Page  019              NMC 429224
Gas #149           Book 297  Page  020              NMC 429225
Gas #150           Book 297  Page  021              NMC 429226
Gas #151           Book 297  Page  022              NMC 429227
Gas #152           Book 297  Page  023              NMC 429228
Gas #153           Book 297  Page  024              NMC 429229
Gas #154           Book 297  Page  025              NMC 429230
Gas #155           Book 297  Page  026              NMC 429231
Gas #156           Book 297  Page  027              NMC 429232
Gas #157           Book 297  Page  028              NMC 429233
Gas #158           Book 297  Page  029              NMC 429234
Gas #159           Book 297  Page  030              NMC 429235
Gas #160           Book 297  Page  031              NMC 429236
Gas #161           Book 297  Page  032              NMC 429237
Gas #162           Book 297  Page  033              NMC 429238
Gas #163           Book 297  Page  034              NMC 429239
Gas #164           Book 297  Page  035              NMC 429240
Gas #165           Book 297  Page  036              NMC 429241
Gas #166           Book 297  Page  037              NMC 429242
Gas #167           Book 297  Page  038              NMC 429243
Gas #168           Book 297  Page  039              NMC 429244
Gas #169           Book 297  Page  040              NMC 429245
Gas #170           Book 297  Page  041              NMC 429246
Gas #171           Book 297  Page  042              NMC 429247
Gas #172           Book 297  Page  043              NMC 429248
Gas #173           Book 297  Page  044              NMC 429249
Gas #174           Book 297  Page  045              NMC 429250
Gas #175           Book 297  Page  046              NMC 429251
Gas #176           Book 297  Page  047              NMC 429252
Gas #177           Book 297  Page  048              NMC 429253
Gas #178           Book 297  Page  049              NMC 429254
Gas #179           Book 297  Page  050              NMC 429255
Gas #180           Book 297  Page  051              NMC 429256
Gas #181           Book 297  Page  052              NMC 429257
Gas #182           Book 297  Page  053              NMC 429258
Gas #183           Book 297  Page  054              NMC 429259
Gas #184           Book 297  Page  055              NMC 429260
Gas #185           Book 297  Page  056              NMC 429261
Gas #186           Book 297  Page  057              NMC 429262
Gas #187           Book 297  Page  058              NMC 429263
Gas #188           Book 297  Page  059              NMC 429264
Gas #189           Book 297  Page  060              NMC 429265
Gas #190           Book 297  Page  061              NMC 429266
Gas #191           Book 297  Page  062              NMC 429267
Gas #192           Book 297  Page  063              NMC 429268
Gas #193           Book 297  Page  064              NMC 429269
Gas #194           Book 297  Page  065              NMC 429270
Gas #195           Book 297  Page  066              NMC 429271
Gas #196           Book 297  Page  067              NMC 429272
Gas #197           Book 297  Page  068              NMC 429273
Gas #198           Book 297  Page  069              NMC 429274
Gas #199           Book 297  Page  070              NMC 429275
Gas #200           Book 297  Page  071              NMC 429276
Gas #201           Book 297  Page  072              NMC 429277
Gas #202           Book 297  Page  073              NMC 429278
Gas #203           Book 297  Page  074              NMC 429279
Gas #204           Book 297  Page  075              NMC 429280
Gas #205           Book 297  Page  076              NMC 429281
Gas #206           Book 297  Page  077              NMC 429282
Gas #207           Book 297  Page  078              NMC 429283
Gas #208           Book 297  Page  079              NMC 429284
Gas #209           Book 297  Page  080              NMC 429285
Gas #210           Book 297  Page  081              NMC 429286
Gas #211           Book 297  Page  082              NMC 429287
Gas #212           Book 309  Page  230              NMC 471254
Gas #213           Book 309  Page  231              NMC 471255
Gas #214           Book 309  Page  232              NMC 471256
Gas #215           Book 309  Page  233              NMC 471257
Gas #216           Book 309  Page  234              NMC 471258
Gas #217           Book 309  Page  235              NMC 471259
Gas #218           Book 309  Page  236              NMC 471260
Gas #219           Book 309  Page  237              NMC 471261
Gas #220           Book 309  Page  238              NMC 471262
Gas #221           Book 309  Page  239              NMC 471263
Gas #222           Book 309  Page  240              NMC 471264
Gas #223           Book 309  Page  241              NMC 471265
Gas #224           Book 309  Page  242              NMC 471266
Gas #225           Book 309  Page  243              NMC 471267
Gas #226           Book 309  Page  244              NMC 471268
Gas #227           Book 309  Page  245              NMC 471269
Gas #228           Book 309  Page  246              NMC 471270
Gas #229           Book 309  Page  247              NMC 471271
Gas #230           Book 309  Page  248              NMC 471272
Gas #231           Book 309  Page  249              NMC 471273
Gas #232           Book 309  Page  250              NMC 471274
Gas #233           Book 309  Page  251              NMC 471275
Gas #234           Book 309  Page  252              NMC 471276
Gas #235           Book 309  Page  253              NMC 471277
Gas #236           Book 309  Page  254              NMC 471278
Gas #237           Book 309  Page  255              NMC 471279
Gas #238           Book 309  Page  256              NMC 471280
Gas #239           Book 309  Page  257              NMC 471281
Gas #240           Book 309  Page  258              NMC 471282
Gas #241           Book 309  Page  259              NMC 471283
Gas #242           Book 309  Page  260              NMC 471284
Gas #243           Book 309  Page  261              NMC 471285
Gas #244           Book 309  Page  262              NMC 471286
Gas #245           Book 309  Page  263              NMC 471287
Gas #246           Book 309  Page  264              NMC 471288
Gas #247           Book 309  Page  265              NMC 471289
Gas #248           Book 309  Page  266              NMC 471290
Gas #249           Book 309  Page  267              NMC 471291
Gas #250           Book 309  Page  268              NMC 471292
Gas #251           Book 309  Page  269              NMC 471293
Gas #254           Book 309  Page  270              NMC 471294
Gas #255           Book 309  Page  271              NMC 471295
Gas #256           Book 309  Page  272              NMC 471296
Gas #257           Book 309  Page  273              NMC 471297
Gas #258           Book 309  Page  274              NMC 471298
Gas #259           Book 309  Page  275              NMC 471299
Gas #260           Book 309  Page  276              NMC 471300
Gas #261           Book 309  Page  277              NMC 471301
Gas #262           Book 309  Page  278              NMC 471302
Gas #263           Book 309  Page  279              NMC 471303
Gas #264           Book 309  Page  280              NMC 471304
Gas #265           Book 309  Page  281              NMC 471305
Gas #266           Book 309  Page  282              NMC 471306
Gas #267           Book 309  Page  283              NMC 471307
Gas #268           Book 309  Page  284              NMC 471308
Gas #269           Book 309  Page  285              NMC 471309
Gas #270           Book 309  Page  286              NMC 471310
Gas #271           Book 309  Page  287              NMC 471311
Gas #272           Book 309  Page  288              NMC 471312
Gas #273           Book 309  Page  289              NMC 471313
Gas #274           Book 309  Page  290              NMC 471314
Gas #275           Book 309  Page  291              NMC 471315
Gas #276           Book 309  Page  292              NMC 471316
Gas #277           Book 309  Page  293              NMC 471317
Gas #278           Book 309  Page  294              NMC 471318
Gas #279           Book 309  Page  295              NMC 471319
Gas #280           Book 309  Page  296              NMC 471320
Gas #281           Book 309  Page  297              NMC 471321
Gas #282           Book 309  Page  298              NMC 471322
Gas #283           Book 309  Page  299              NMC 471323
Gas #284           Book 309  Page  300              NMC 471324
Gas #285           Book 309  Page  301              NMC 471325
Gas #286           Book 309  Page  302              NMC 471326
Gas #287           Book 309  Page  303              NMC 471327
Gas #288           Book 309  Page  304              NMC 471328
Gas #289           Book 309  Page  305              NMC 471329
Gas #290           Book 309  Page  306              NMC 471330
Gas #291           Book 309  Page  307              NMC 471331
Gas #292           Book 309  Page  308              NMC 471332
Gas #293           Book 309  Page  309              NMC 471333
Gas #294           Book 309  Page  310              NMC 471334
Gas #295           Book 309  Page  311              NMC 471335
Gas #296           Book 309  Page  312              NMC 471336
Gas #297           Book 309  Page  313              NMC 471337
Gas #298           Book 309  Page  314              NMC 471338
Gas #299           Book 309  Page  315              NMC 471339
Gas #300           Book 309  Page  316              NMC 471340
Gas #301           Book 309  Page  317              NMC 471341
Gas #302           Book 309  Page  319              NMC 471342
Gas #303           Book 309  Page  320              NMC 471343
Gas #304           Book 309  Page  321              NMC 471344
Gas #305           Book 309  Page  322              NMC 471345
Gas #306           Book 309  Page  323              NMC 471346
Gas #307           Book 309  Page  324              NMC 471347
Gas #308           Book 309  Page  325              NMC 471348
Gas #309           Book 309  Page  326              NMC 471349
Gas #310           Book 309  Page  327              NMC 471350
Gas #311           Book 309  Page  328              NMC 471351
Gas #312           Book 309  Page  329              NMC 471352
Gas #313           Book 309  Page  330              NMC 471353
Gas #314           Book 309  Page  331              NMC 471354
Gas #315           Book 309  Page  332              NMC 471355
Gas #316           Book 309  Page  333              NMC 471356
Gas #317           Book 309  Page  334              NMC 471357
Gas #318           Book 309  Page  335              NMC 471358
Gas #319           Book 309  Page  336              NMC 471359
Gas #320           Book 309  Page  337              NMC 471360
Gas #321           Book 309  Page  338              NMC 471361
Gas R12            Book 390  Page  025              NMC 671308
Gas R13            Book 390  Page  026              NMC 671309
Gas R14            Book 390  Page  027              NMC 671310
Gas R15            Book 390  Page  028              NMC 671311
Gas R31            Book 390  Page  039              NMC 671322
Gas R32            Book 390  Page  040              NMC 671323
Gas R33            Book 390  Page  041              NMC 671324
Gas R41            Book 390  Page  049              NMC 671332
Gas R45            Book 390  Page  050              NMC 671333
Gas R46            Book 390  Page  051              NMC 671334
Gas R47            Book 390  Page  052              NMC 671335
Gas R48            Book 390  Page  053              NMC 671336
Gas R49            Book 390  Page  054              NMC 671337
Gas R53            Book 390  Page  058              NMC 671341
Gas R54            Book 390  Page  059              NMC 671342
Gas R55            Book 390  Page  060              NMC 671343
Gas R59            Book 390  Page  061              NMC 671344
Gas R60            Book 390  Page  062              NMC 671345
Gas R61            Book 390  Page  063              NMC 671346
Gas R62            Book 390  Page  064              NMC 671347
Gas R63            Book 390  Page  065              NMC 671348
Gas R64            Book 390  Page  066              NMC 671349
Gas R67            Book 390  Page  069              NMC 671352
Gas R68            Book 390  Page  070              NMC 671353
Gas R69            Book 390  Page  071              NMC 671354
Gas R71            Book 390  Page  072              NMC 671355
Gas R72            Book 390  Page  073              NMC 671356
Gas R73            Book 390  Page  074              NMC 671357
Gas R74            Book 390  Page  075              NMC 671358
Gas R75            Book 390  Page  076              NMC 671359
Gas R76            Book 390  Page  077              NMC 671360
Gas R77            Book 390  Page  078              NMC 671361
Gas R78            Book 390  Page  079              NMC 671362
Gas R79            Book 390  Page  080              NMC 671363
Gas R80            Book 390  Page  081              NMC 671364
Gas R81            Book 390  Page  082              NMC 671365
Gas R113           Book 390  Page  083              NMC 671366

                                    -1-


"EXHIBIT B TO SPECIAL WARRANTY DEED CONVEYING AN INTEREST IN
OVERRIDING ROYALTY, CONCERNING UNPATENTED MINING CLAIMS LOCATED IN TOWNSHIP 27 NORTH, RANGE 47 EAST, AND TOWNSHIP 28 NORTH, RANGE 47 EAST, MDB&M, LANDER COUNTY, NEVADA. CLAIM RECORDING INFORMATION REFERS
TO THE OFFICIAL RECORDS OF THE RECORDER OF LANDER COUNTY, NEVADA.

CLAIM NAME       CLAIM RECORDING INFORMATION      BLM SERIAL NO.
GAC # 24           Book 390  Page  96               NMC 635005
GAC # 26           Book 387  Page 533               NMC 635006
GAC # 28           Book 387  Page 535               NMC 432087
GAC # 30           Book 387  Page 537               NMC 432089
GAC # 35           Book 390  Page  98               NMC 432094
GAC # 35A          Book 387  Page 556               NMC 667092
GAC # 36           Book 387  Page 542               NMC 432095
GAC # 37           Book 387  Page 543               NMC 432096
GAC # 37A          Book 387  Page 552               NMC 667093
GAC # 38           Book 387  Page 544               NMC 432097
GAC # 39           Book 387  Page 545               NMC 432098
GAC # 40           Book 387  Page 546               NMC 432099
GAC # 42           Book 387  Page 548               NMC 432101
GAC # 42A          Book 387  Page 553               NMC 667094
GAC # 42B          Book 387  Page 554               NMC 667095
GAC # 43           Book 387  Page 549               NMC 432102
GAC # 44           Book 387  Page 550               NMC 432103
Gas R16            Book 390  Page  29               NMC 671312
Gas R17            Book 390  Page  30               NMC 671313
Gas R18            Book 390  Page  31               NMC 671314
Gas R19            Book 390  Page  32               NMC 671315
Gas R20            Book 390  Page  33               NMC 671316
Gas R21            Book 390  Page  34               NMC 671317
Gas R22            Book 390  Page  35               NMC 671318
Gas R23            Book 390  Page  36               NMC 671319
Gas R24            Book 390  Page  37               NMC 671320
Gas R25            Book 390  Page  38               NMC 671321
Gas R34            Book 390  Page  42               NMC 671325
Gas R35            Book 390  Page  43               NMC 671326
Gas R36            Book 390  Page  44               NMC 671327
Gas R37            Book 390  Page  45               NMC 671328
Gas R38            Book 390  Page  46               NMC 671329
Gas R39            Book 390  Page  47               NMC 671330
Gas R40            Book 390  Page  48               NMC 671331
Gas R50            Book 390  Page  55               NMC 671338
Gas R51            Book 390  Page  56               NMC 671339
Gas R52            Book 390  Page  57               NMC 671340
Gas R65            Book 390  Page  67               NMC 671350
Gas R66            Book 390  Page  68               NMC 671351
GRM 755            Book 397  Page 465               NMC 398292
GRM 757            Book 397  Page 468               NMC 398294
GRM 759            Book 397  Page 471               NMC 398296
GRM 761            Book 397  Page 474               NMC 398298
GRM 763            Book 397  Page 477               NMC 398300
GRM 764            Book 284  Page 277               NMC 398301
GRM 776            Book 397  Page 480               NMC 398311
GRM 777            Book 397  Page 483               NMC 398312
GRM 778            Book 397  Page 486               NMC 398313
GRM 779            Book 397  Page 489               NMC 398314
GRM 780            Book 397  Page 492               NMC 398315
GRM 781            Book 397  Page 495               NMC 398316
GRM 850            Book 397  Page 498               NMC 398353

                                  -1-


                            EXHIBIT C



Map depicting the Pipeline/South Pipeline Mining Complex claim block area and the claims that are the subject of this royalty. These claims cover some 6,000 acres of contiguous lands in Lander County, Nevada, that are presently encompassed by a total of 348 unpatented mining claims.